SUPPLEMENT DATED FEBRUARY 1, 2004

TO PROSPECTUS DATED DECEMBER 12, 2003 FOR

PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

with respect to

MPremierSM Variable Life Insurance Contracts

The following replaces the second paragraph in the “Surrender of a Contract” section on page 31 in the MPremierSM VUL prospectus:

If you surrender the Contract while it is in-force, you may be eligible to receive an Additional Amount upon full surrender of the Contract for its cash surrender value. The Additional Amount will be equal to the surrender charge, as of the date of surrender, multiplied by an Additional Amount Factor. Currently, this factor is 1.0. However, Pruco Life may reduce the factor to zero after the first Contract year. During the first Contract year we will not reduce the factor below 0.25

MPVULSUP1 Ed. 2/2004